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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 22, 2003
                              (SEPTEMBER 19, 2003)


                           OMNI ENERGY SERVICES CORP.
             (Exact name of registrant as specified in its charter)


          LOUISIANA                   0-23383                    72-1395273
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


                              4500 NE INTERSTATE 49
                            CARENCRO, LOUISIANA 70520
               (Address of principal executive offices) (Zip Code)

                                 (337) 896-6664
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

         On September 19, 2003, we announced that our board of directors has authorized resumption of the accrual of dividends on our Series A and Series B, 8% Convertible Preferred Stock commencing on July 1, 2003. A copy of our press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits

(c)      Exhibits

         The following exhibit is furnished as part of this report:

         99.1          Press Release dated September 19, 2003


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               OMNI ENERGY SERVICES CORP.
Dated:  September 22, 2003

                                               By: /s/ G. DARCY KLUG
                                                   -----------------------------
                                                          G. Darcy Klug
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                              DESCRIPTION
-------                             -----------
99.1           Press Release dated September 19, 2003